UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


            Date of Report (Date of earliest reported): April 9, 2007


                        AMERICAN TECHNOLOGIES GROUP, INC.
               (Exact name of registrant as specified in charter)

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
                 Nevada                                  0-23268                               95-4307525
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    (State or other jurisdiction of              (Commission File Number)           (IRS Employer Identification No.)
             incorporation)
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                                 412 W. Bolt St.
                              Ft. Worth, TX 76113
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (626) 357-5000

                                   Copies to:
                       Virgil K. Johnson & Paul D. Heimann
                           Erickson & Sederstrom, P.C.
                          Regency Westpointe, Suite 100
                           10330 Regency Parkway Drive
                                 Omaha, NE 68114
                    Phone:(402) 390-2200 Fax: (402) 390-7130

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01         Amendment to Material Agreement


Our secured term note B with Laurus Master Fund, Ltd. ("Laurus") with a principal amount of $2,000,000 convertible into up to 6,006,006 shares of common stock matured and was payable in full on March 6, 2007. We did not pay the amount due on that date. Rather, Laurus orally agreed to waive our default and to extend the maturity date of the term B note to May 7, 2007. Laurus agreed to such an extension on the condition that we pay a $300,000 fee for the extension. In addition, as part of the waiver, Laurus orally agreed to extend the time for the effectiveness of the Form SB-2 Registration Statement we filed on January 31, 2007 from April 16, 2007 to May 7, 2007. At the time of our filing of our form 10-QSB Laurus' counsel provided us with copies of the foregoing waiver and extension agreement and the amended and restated secured term note B, but such copies were not signed by Laurus at that time.

On April 3, 2007 Laurus provided us with their signed copy of the waiver and extension agreement. Copies of the waiver and extension agreement and the amended and restated secured term B note (now providing for a maturity date of May 7, 2007) are attached to this filing as exhibits.

Item 9.01         Financial Statements and Exhibits

99.1              Amended and Restated Secured Convertible Term Note B

99.2              Waiver and Extension Agreement dated March 23, 2006

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        AMERICAN TECHNOLOGIES GROUP, INC.



Date:  April 9, 2007                        /s/ Dr. Gary Fromm
                                            -----------------------------
                                            Dr. Gary Fromm,
                                            Chairman and Chief Financial Officer

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